Exhibit 99.1

FINAL PRESS RELEASE

SoftBank Group to Acquire DigitalBridge for $4 Billion

to Scale Next-Gen AI Infrastructure

Acquisition to expand SoftBank Group’s data center and connectivity capacity for AI at scale

(TOKYO, Japan) and (Boca Raton, FL) — December 29, 2025 — SoftBank Group Corp. (TSE: 9984, “SoftBank Group”) today announced that it has entered into a definitive agreement to acquire DigitalBridge Group, Inc. (NYSE: DBRG, “DigitalBridge”), a leading global alternative asset manager dedicated to investing in digital infrastructure, including data centers, cell towers, fiber networks, and edge infrastructure, for a total enterprise value of approximately $4.0B.

SoftBank Group’s mission is to realize Artificial Super Intelligence (ASI) for the advancement of humanity. Achieving that vision requires breakthroughs not only in AI models, but also in the platform infrastructure needed to train, deploy, and serve them at global scale. The planned acquisition of DigitalBridge will strengthen SoftBank Group’s ability to build, scale, and finance the foundational infrastructure needed for next-generation AI services and applications.

“As AI transforms industries worldwide, we need more compute, connectivity, power, and scalable infrastructure,” said Masayoshi Son, Chairman and CEO of SoftBank Group Corp. “DigitalBridge is a leader in digital infrastructure, and this acquisition will strengthen the foundation for next-generation AI data centers, advance our vision to become a leading ASI platform provider, and help unlock breakthroughs that move humanity forward.”

“The buildout of AI infrastructure represents one of the most significant investment opportunities of our generation,” said Marc Ganzi, Chief Executive Officer of DigitalBridge. “SoftBank shares our DNA as builders and long-term investors committed to scaling transformational digital infrastructure. Their vision, capital strength, and global network will allow us to accelerate our mission with greater flexibility, invest with a longer-term horizon on behalf of our investors, and better serve the world’s leading technology companies as they scale their AI ambitions.”

With a global footprint and deep sector expertise, DigitalBridge will enhance SoftBank Group’s ability to originate, finance, operate, and scale digital infrastructure opportunities worldwide. DigitalBridge’s diversified portfolio and investment capabilities will advance SoftBank Group’s priorities by helping secure critical capacity for AI at scale and strengthening the connectivity layer underpinning AI deployment and operations.

Transaction Details

Under the terms of the agreement, SoftBank Group will indirectly acquire all the outstanding common stock of DigitalBridge for $16.00 per share in cash. The transaction has been unanimously recommended by a special committee of DigitalBridge’s Board of Directors comprised solely of independent directors. Following the recommendation of the special committee, DigitalBridge's Board of Directors unanimously approved the transaction. The transaction represents a premium of 15% to DigitalBridge's closing share price on December 26, 2025 and 50% to the unaffected 52-week average closing price as of December 4, 2025.

After the closing of the transaction, DigitalBridge will continue to operate as a separately managed platform, led by Marc Ganzi. The transaction is subject to customary closing conditions, including receipt of regulatory approvals, and is expected to close in the second half of 2026.

About SoftBank Group Corp.

The SoftBank Group invests in breakthrough technology to improve the quality of life for people around the world. The SoftBank Group is comprised of SoftBank Group Corp. (TSE: 9984), an investment holding company that includes stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers, as well as a majority stake in Arm, which is building the future of computing; and the SoftBank Vision Funds, which are investing to help transform industries and shape new ones. To learn more, please visit https://group.softbank/en.

About DigitalBridge

DigitalBridge (NYSE: DBRG) is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of more than 30 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, DigitalBridge manages $108 billion of infrastructure assets on behalf of its limited partners and shareholders. The firm is headquartered in Boca Raton, Florida, with offices across North America, Europe, the Middle East, and Asia. For more information, visit https://www.digitalbridge.com.

Forward Looking Statements

Some of the statements contained in this communication constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this communication reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) uncertainties as to the timing of the proposed mergers (the “Mergers”) pursuant to the Agreement and Plan of Merger, dated as of December 29, 2025 by and among Duncan Holdco LLC (“Buyer”), an indirect wholly owned subsidiary of SoftBank Group (together with Buyer, “SoftBank”), DigitalBridge (the “Company”), DigitalBridge Operating Company, LLC, Duncan Sub I Inc. and Duncan Sub II LLC (the “Merger Agreement”); (ii) the risk that the Mergers may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Mergers, including receiving, on a timely basis or otherwise, the required approvals of the Mergers by the Company’s stockholders; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied, in a timely manner or at all, or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement or the outcome of any other legal proceedings that may be instituted against the Company or SoftBank and/or others relating to the Mergers may result in significant costs of defense, indemnification and liability; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) risks that the benefits of the Merger are not realized when and as expected; (xii) the risk that the Company’s business and/or SoftBank’s business will be adversely impacted during the pendency of the acquisition; (xiii) legislative, regulatory and economic developments; and (xiv) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and (B) the other risk factors identified from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at http://www.sec.gov and on the Company’s website. These forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes, except as otherwise required by law.

While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. "Risk Factors" and in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Readers of this communication should also read our other periodic filings made with the SEC and other publicly filed documents for further discussion regarding such factors.

Where to Find Important Information

This communication may be deemed to be solicitation material in respect of the proposed Mergers involving SoftBank, the Company, DigitalBridge Operating Company, LLC, Duncan Sub I Inc. and Duncan Sub II LLC. In connection with the proposed Mergers, SoftBank and the Company intend to file relevant materials with the SEC, including a proxy statement on Schedule 14A with respect to the Company (the “Proxy Statement”). The Company will mail the definitive Proxy Statement and a proxy card to its security holders. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SOFTBANK AND THE PROPOSED MERGERS AND RELATED MATTERS. Investors and stockholders may obtain these documents (when they are available) free of charge from the SEC’s website at http://www.sec.gov, or free of charge from the Company by directing a request to the Company at 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487, Attn: Chief Legal Officer and Secretary.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its security holders in connection with the proposed Mergers.

Participants in the Solicitation

SoftBank, the Company and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal No. 1: Election of Directors”, “Executive Officers”, “Proposal No. 2: Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation”, “Compensation Committee Report”, “Compensation Discussion and Analysis”, “Security Ownership of Certain Beneficial Owners and Management”, and “Certain Relationships and Related Transactions”, which was filed with the SEC on April 17, 2025 and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001679688/000155837025004974/dbrg-20250523xdef14a.htm, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings entitled “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025 and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001679688/000167968825000017/dbrg-20241231.htm.  To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1679688&owner=exclude.  Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Proxy Statement when it becomes available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

Media Contacts

SoftBank Group

sbpr@softbank.co.jp

DigitalBridge

dbrg-jf@joelefrank.com